Exhibit 99.1

UNITED STATES BANKRUPTCY COURT

FOR THE DISTRICT OF DELAWARE

In re: Achaogen, Inc.	Case No. 19-10844 (BLS)

INITIAL MONTHLY OPERATING REPORT

File report and attachments with Court and submit copy to United States Trustee within 15 days after order for relief.

Certificates of insurance must name United States Trustee as a party to be notified in the event of policy cancellation.

Bank accounts and checks must bear the name of the debtor, the case number, and the designation “Debtor in Possession.”

Examples of acceptable evidence of Debtor in Possession Bank accounts include voided checks, copy of bank deposit agreement/certificate of authority, signature card, and/or corporate checking resolution.

	Document	Explanation
	Attached	Attached
REQUIRED DOCUMENTS
12-Month Cash Flow Projection (Form IR-1)	X
Certificates of Insurance:
Workers Compensation	X
Property	X
General Liability	X
Vehicle	X
Other: Umbrella, Pollution, Products, Cyber, Employment Practices and Fiduciary	X
Evidence of Debtor in Possession Bank Accounts
AR Account		X
Operating Account		X
Money Market Accounts		X
Sweep Account		X
Investment Account		X
Other:_________________________________
Retainers Paid (Form IR-2)	X

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the documents attached are true and correct to the best of my knowledge and belief.

/s/Nicholas K Campbell Signature of Debtor	4/30/2019
Date

/s/Nicholas K Campbell Signature of Authorized Individual	4/30/2019 Date
Nicholas K Campbell	Chief Restructuring Officer
Printed Name of Authorized Individual	Title of Authorized Individual

*	Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

Exhibit 99.1

Exhibit 1

Budget

Exhibit 99.1

Achaogen, Inc.										4/26/19
Combined Cash Flow / § 363 DIP Budget										Forecast
$ in 000's
	Actual	Forecasted
Week	1	2	3	4	5	6	7	8	9	Total
Week-ending	Apr-19	Apr-26	May-03	May-10	May-17	May-24	May-31	Jun-07	Jun-14	9 Weeks
Receipts
Product	$-	$-	$15	$15	$15	$15	$15	$15	$15	$105
BARDA - C-Scape	-	-	-	-	-	-	-	-	-	-
Sub-lease Income	-	-	-	362	-	-	-	362	-	724
Asset Sales Receipts	-	-	-	-	-	-	-	-	-	-
Other	3	-	-	-	-	-	-	-	-	3
Total Receipts	3	-	15	377	15	15	15	377	15	832
Disbursements
Salary, Wages, and Benefits	-	-	(415)	-	(311)	-	(365)	-	(311)	(1,402)
Technical Operations	-	-	(82)	-	(132)	(182)	(100)	(100)	(100)	(696)
Sales & Marketing	-	(25)	(49)	(21)	(23)	(23)	(52)	(23)	(23)	(238)
Development	(129)	(31)	(196)	(130)	(18)	(262)	(69)	(18)	(18)	(872)
Medical Affairs	-	-	-	-	-	-	-	-	-	-
C-Scape	(100)	-	-	-	-	-	-	-	-	(100)
Research	-	(0)	-	-	-	-	-	-	-	(0)
G&A - Facilities	-	(3)	(915)	-	-	(27)	(640)	-	-	(1,584)
G&A - IT	(21)	(27)	(142)	(32)	(59)	(96)	(61)	(38)	(38)	(514)
G&A - Finance and Accounting	(16)	(10)	(12)	(4)	(4)	(17)	(4)	(4)	(4)	(77)
G&A - Legal	-	(28)	(48)	(28)	(29)	(94)	(29)	(29)	(29)	(314)
G&A - Other	(2)	(60)	-	-	-	-	-	-	-	(62)
Total Disbursements	(268)	(184)	(1,860)	(215)	(577)	(701)	(1,320)	(213)	(524)	(5,861)
Net Cash Flow	(265)	(184)	(1,845)	162	(562)	(686)	(1,305)	164	(509)	(5,029)
Bankruptcy Related
Professional Fees	-	-	-	(492)	-	-	(264)	-	(856)	(1,612)
DIP Interest / Adequate Protection	-	-	(152)	-	-	-	(194)	-	(95)	(441)
Critical Vendor Payments	-	(250)	-	(250)	-	-	-	-	-	(500)
Utility Deposits	-	-	-	(50)	-	-	-	-	-	(50)
Total Bankruptcy Related	-	(250)	(152)	(792)	-	-	(458)	-	(950)	(2,603)
Net Cash Flow After Bankruptcy Items	(265)	(434)	(1,997)	(630)	(562)	(686)	(1,763)	164	(1,459)	(7,632)
Beginning Available Cash Balance	1,436	2,360	2,360	2,360	2,360	2,360	2,360	2,360	2,360	1,436
(+/-) Borrowings / (Repayments)	1,189	434	1,997	630	562	686	1,763	(164)	1,459	8,555
(+/-) Net Cash Flow	(265)	(434)	(1,997)	(630)	(562)	(686)	(1,763)	164	(1,459)	(7,632)
Ending Cash Balance	2,360	2,360	2,360	2,360	2,360	2,360	2,360	2,360	2,360	2,360
Debtor-In-Possession (DIP) Financing
Beginning DIP Balance	-	1,189	1,622	3,619	19,250	19,812	20,498	22,260	22,096	-
Loan Paydown	-	-	-	15,000	-	-	-	-	-	15,000
(+/-) Borrowings / (Repayments)	1,189	434	1,997	630	562	686	1,763	(164)	1,459	8,555
Ending DIP Balance (Excl. Carve Out)	1,189	1,622	3,619	19,250	19,812	20,498	22,260	22,096	23,555	23,555
Carve Out (1)	-	41	305	223	507	786	800	1,125	619	619
Ending DIP Need with Carve Out (Excl. Cash)	$1,189	$1,663	$3,924	$19,473	$20,319	$21,283	$23,061	$23,221	$24,174	$24,174

(1) If the Company consummates a Sale Transaction, the Investment Banker shall earn a Sale Transaction Fee equal to the greater of (x) $500,000 or (y) the sum of (i) 3.0% of the Sale Consideration up to $30 million; and (ii) 4.5% of the Sale Consideration in excess of $30 million. For purposes of the budget, carve out takes into account the minimum fee of $500,000.

Exhibit 99.1

Exhibit 2

Certificates of Insurance

CERTIFICATE OF LIABILITY INSURANCEDATE(MM/DD/YYYY)

04/22/2019

THIS CERTIFICATE IS ISSUED AS A MATTER OF INFORMATION ONLY AND CONFERS NO RIGHTS UPON THE CERTIFICATE HOLDER. THIS CERTIFICATE DOES NOT AFFIRMATIVELY OR NEGATIVELY AMEND, EXTEND OR ALTER THE COVERAGE AFFORDED BY THE POLICIES BELOW. THIS CERTIFICATE OF INSURANCE DOES NOT CONSTITUTE A CONTRACT BETWEEN THE ISSUING INSURER(S), AUTHORIZED REPRESENTATIVE OR PRODUCER, AND THE CERTIFICATE HOLDER.

IMPORTANT: If the certificate holder is an ADDITIONAL INSURED, the policy(ies) must have ADDITIONAL INSURED provisions or be endorsed. If

SUBROGATION IS WAIVED, subject to the terms and conditions of the policy, certain policies may require an endorsement. A statement on this certificate does not confer rights to the certificate holder in lieu of such endorsement(s).

PRODUCER

Aon Risk Insurance Services West, Inc.

San Francisco CA Office

425 Market Street Suite 2800

San Francisco CA 94105 USACONTACT

NAME:

PHONE(866) 283-7122

(A/C. No. Ext):FAX(800) 363-0105

(A/C. No.):

E-MAIL

ADDRESS:

INSURER(S) AFFORDING COVERAGE

NAIC #

INSURED

Achaogen Inc.

and Subsidiaries

1 Tower Place, Suite 300 South San Francisco USAINSURER A:Federal Insurance Company20281

INSURER B:Travelers Prop Cas Company of America25674

INSURER C:Illinois Union Insurance Company27960

INSURER D:

INSURER E:

INSURER F:

COVERAGESCERTIFICATE NUMBER: 570065501286REVISION NUMBER:

THIS IS TO CERTIFY THAT THE POLICIES OF INSURANCE LISTED BELOW HAVE BEEN ISSUED TO THE INSURED NAMED ABOVE FOR THE POLICY PERIOD INDICATED. NOTWITHSTANDING ANY REQUIREMENT, TERM OR CONDITION OF ANY CONTRACT OR OTHER DOCUMENT WITH RESPECT TO WHICH THIS CERTIFICATE MAY BE ISSUED OR MAY PERTAIN, THE INSURANCE AFFORDED BY THE POLICIES DESCRIBED HEREIN IS SUBJECT TO ALL THE TERMS,

EXCLUSIONS AND CONDITIONS OF SUCH POLICIES. LIMITS SHOWN MAY HAVE BEEN REDUCED BY PAID CLAIMS.Limits shown are as requested

INSR

LTRTYPE OF INSURANCEADDL

INSDSUBR

WVDPOLICY NUMBERPOLICY EFF

(MM/DD/YYYY)POLICY EXP

(MM/DD/YYYY)LIMITS

AXCOMMERCIAL GENERAL LIABILITY3592-05-5502/01/201806/30/2019EACH OCCURRENCE$1,000,000

CLAIMS-MADEX OCCURDAMAGE TO RENTED

PREMISES (Ea occurrence)$1,000,000

MED EXP (Any one person)$10,000

PERSONAL & ADV INJURY$1,000,000

GEN'L AGGREGATE LIMIT APPLIES PER:GENERAL AGGREGATE$2,000,000

POLICYPROJECT X LOC

OTHER:PRODUCTS - COMP/OP AGGNot covered

AAUTOMOBILE LIABILITY7355-93-0502/01/201806/30/2019COMBINED SINGLE LIMIT

(Ea accident)$1,000,000

BODILY INJURY ( Per person)

XANY AUTO

BODILY INJURY (Per accident)

OWNED AUTOS ONLY

HIRED AUTOS

ONLYSCHEDULED

AUTOS

NON-OWNED AUTOS ONLY

PROPERTY DAMAGE

(Per accident)

AXUMBRELLA LIAB

EXCESS LIABXOCCUR

CLAIMS-MADE7986-85-4402/01/201806/30/2019EACH OCCURRENCE$10,000,000

AGGREGATE$10,000,000

DEDRETENTION

BWORKERS COMPENSATION AND

EMPLOYERS' LIABILITYY / N ANY PROPRIETOR / PARTNER / EXECUTIVE OFFICER/MEMBER EXCLUDED?N

(Mandatory in NH)

If yes, describe under

DESCRIPTION OF OPERATIONS belowUB0N40790201/01/201901/01/2020XPER STATUTEOTH-

ER

E.L. EACH ACCIDENT$1,000,000

E.L. DISEASE-EA EMPLOYEE$1,000,000

E.L. DISEASE-POLICY LIMIT$1,000,000

C

APollution Liability

Products LiabilityG46619675001

3589413103/23/2017

02/01/201803/23/2020

06/30/2019EACH OCCURRENCE/AGG.

Retention: $50,000

EACH OCCURRENCE/AGG.$5,000,000

$10,000,000

DESCRIPTIOONF  OPERATIONS    /    LOCATIONS/    VEHICLES    (ACORD101,    AdditionaRl emarks Schedule,   maybe     attached  if more     space is required)

Evidence of Insurance.

CERTIFICATE HOLDERCANCELLATION

Timothy Jay Fox, Jr.

Office of the United States Trustee

U.S. Department of Justice 844 King Street, Suite 2207 Lockbox #35

Wilmington DE 19801 USASHOULD ANY OF THE ABOVE DESCRIBED POLICIES BE CANCELLED BEFORE THE EXPIRATION DATE THEREOF, NOTICE WILL BE DELIVERED IN ACCORDANCE WITH THE POLICY PROVISIONS.

AUTHORIZED REPRESENTATIVE

ACORD 25 (2016/03)

©1988-2015 ACORD CORPORATION. All rights reserved.

The ACORD name and logo are registered marks of ACORD

Exhibit 99.1

AGENCY CUSTOMER ID: LOC #:

                       ADDITIONAL REMARKS SCHEDULE Page _ of _ AGENCY

Aon Risk Insurance Services West, Inc.NAMED INSURED: Achaogen Inc. and Subsidiaries

POLICY NUMBER See Certificate Number:CARRIER

See Certificate Number:NAIC CODEEFFECTIVE DATE: ADDITIONAL REMARKS

THIS ADDITIONAL REMARKS FORM IS A SCHEDULE TO ACORD FORM,

FORM NUMBER: ACORD 25 FORM TITLE: Certificate of Liability Insurance

INSURER(S) AFFORDING COVERAGENAIC # INSURER D: Lloyd's of LondonAA1122000

INSURER E: Starr Indemnity & Liability Company38318

INSURER F: National Union Fire Insurance Company of Pittsburg, PA19445

INSURER G:INSR LTR TYPE OF INSURANCEADDL INSDSUBR WVD

POLICY NUMBERPOLICY

EFFECTIVE DATE (MM/DD/YYYY)POLICY EXPIRATION DATE (MM/DD/YYYY)LIMITS

DCyber LiabilityMPL21283291802/01/201806/30/2019Occurance$1,000,000 Retention$5,000

EEmployment Practices Liab100005830418103/31/201806/30/2019Occurance$3,000,000 Retention$100,000

FFiduciary Liability01-335-12-4303/31/201806/30/2019Occurance$2,000,000 Retention$0

ACORD 101 (2008/01)© 2008 ACORD CORPORATION. All rights reserved. The ACORD name and logo are registered marks of ACORD

Exhibit 99.1

COVERAGES CERTIFICATE NUMBER: 570072733699 REVISION NUMBER:

LOCATION OF PREMISES/ DESCRIPTION OF PROPERTY (Attach ACORD 101, Additional Remarks Schedule, if more space is required)

THIS IS TO CERTIFY THAT THE POLICIES OF INSURANCE LISTED BELOW HAVE BEEN ISSUED To THE INSURED NAMED ABOVE FOR THE POLICY PERIOD INDICATED. NOTWITHSTANDING ANY REQUIREMENT, TERM OR CONDITION OF ANY CONTRACT OR OTHER DOCUMENT WITH RESPECT TO WHICH THIS CERTIFICATE MAY BE ISSUED OR MAY PERTAIN, THE INSURANCE AFFORDED BY THE POLICIES DESCRIBED HEREIN IS SUBJECT TO ALL THE TERMS, EXCLUSIONS AND CONDITIONS OF SUCH POLICIES. LIMITS SHOWN MAY HAVE BEEN REDUCED BY PAID CLAIMS.

INSR LTR TYPE OF INSURANCE POLICY NUMBER POLICY EFFECTIVE DATE (MM/DD/YYYY) POLICY EXPIRATION DATE (MM/DD/YYYY) COVERED PROPERTY LIMITS PROPERTY DEDUCTIBLES BUILDING PERSONAL PROPERTY BUSINESS INCOME EXTRA EXPENSE RENTAL VALUE BLANKET BUILDING BLANKET PERS PROP BLANKET BLDG & PP

Business Income & ExCAUSES OF LOSS

BASICBUILDINGBROAD CONTENTS SPECIAL

EARTHQUAKEWIND FLOOD Blkt PP Ded

A X INLAND MARINE TYPE OF POLICY - Marine Cargo02/01/2018 06/30/2019 Air Conveyance Land Conveyance $2,700,000 CAUSES OF LOSS  $2,700,000 POLICY NUMBER MC-900010 WC-900010NAMED PERILS CRIMETYPE OF POLICY BOILER & MACHINERY / EQUIPMENT BREAKDOWN SPECIAL CONDITIONS / OTHER COVERAGES (ACORD 101, Additional Remarks Schedule, may be attached if more space is required) CERTIFICATE HOLDERCANCELLATION

Timothy Jay Fox, Jr.

Office of the United States Trustee

U.S. Department of Justice 844 King Street, Suite 2207 Lockbox #35

Wilmington DE 19801 USA

SHOULD ANY OF THE ABOVE DESCRIBED POLICIES BE CANCELLED BEFORE THE EXPIRATION DATE THEREOF, NOTICE WILL BE DELIVERED IN ACCORDANCE WITH THE POLICY PROVISIONS.

AUTHORIZED REPRESENTATIVE ACORD 24 (2016/03)

© 1995-2015 ACORD CORPORATION. All rights reserved.

The ACORD name and logo are registered marks of ACORD

Exhibit 99.1

IN THE UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT OF DELAWARE
In re Achaogen, Inc., Debtor.[1]	Chapter 11 Case No. 19-10844 (BLS) Re: D.I. 5

INTERIM ORDER GRANTING DEBTOR’S MOTION FOR ENTRY OF INTERIM AND FINAL ORDERS (A) AUTHORIZING THE DEBTOR TO (I) CONTINUE ITS CASH MANAGEMENT SYSTEM, (II) HONOR CERTAIN RELATED PREPETITION OBLIGATIONS, AND (III) MAINTAIN EXISTING BUSINESS FORMS, (B) AUTHORIZING AND DIRECTING THE DEBTOR’S BANK TO HONOR ALL RELATED PAYMENT REQUESTS, (C) SCHEDULING A FINAL HEARING, AND (D) GRANTING RELATED RELIEF

Upon the motion (the “Motion”)2 of the above-captioned debtor and debtor in possession (the “Debtor”) for entry of interim (this “Interim Order”) and final orders, (a) authorizing the Debtor to (i) continue its Cash Management System, (ii) honor certain related prepetition obligations, and (iii) maintain its existing Business Forms in the ordinary course of business, (b) authorizing and directing the Debtor’s Bank to honor all related payment requests, (c) scheduling a final hearing (the “Final Hearing”) to consider entry of the proposed final order granting the Motion and (d) granting related relief, all as more fully set forth in the Motion; and upon the First Day Declaration; and this Court having jurisdiction over this matter pursuant to 28 U.S.C. §§ 157 and 1334 and the Amended Standing Order of Reference from the United States District Court for the District of Delaware, dated February 29, 2012; and this Court having found that this is a core proceeding pursuant to 28 U.S.C. § 157(b)(2); and that this Court may enter a final order consistent with Article III of the United States Constitution; and this Court having found that venue of this proceeding and the Motion in this district is proper pursuant to 28 U.S.C. §§ 1408 and 1409; and this Court having found that the relief requested in the Motion is in

[1]

The last four digits of the Debtor’s federal tax identification number are 3693.  The Debtor’s mailing address for purposes of this Chapter 11 Case is 1 Tower Place, Suite 400, South San Francisco, CA 94080.

[2]	Capitalized terms not defined in this Order are defined in the Motion.

Exhibit 99.1

the best interests of the Debtor’s estate, its creditors, and other parties in interest; and this Court having found that the Debtor’s notice of the Motion was appropriate under the circumstances and no other notice need be provided; and this Court having reviewed the Motion and having heard the statements in support of the relief requested therein at a hearing before this Court (the “Hearing”); and this Court having determined that the legal and factual bases set forth in the Motion and at the Hearing establish just cause for the relief granted herein; and upon all of the proceedings had before this Court; and after due deliberation and sufficient cause appearing therefor, it is HEREBY ORDERED THAT:

1.The Motion is granted on an interim basis as set forth herein.

2.The hearing to consider entry of an order granting the relief requested in the Motion on a final basis shall be held on May 8, 2019 at 11:00 a.m. (Eastern Time); and any objections to entry of such order shall be in writing, filed with the Court, and served upon (i) counsel to the Debtor, (ii) the United States Trustee, (iii) counsel to the DIP Lender, Morrison & Foerster LLP, 200 Clarendon Street, Boston, MA 02116, Attn: Alexander Rheaume, Morrison & Foerster LLP, 250 West 55th Street, New York, NY 10019-9601, Attn: Todd Goren and Benjamin Butterfield, and Ashby & Geddes, 500 Delaware Avenue, P.O. Box 1150, Wilmington, DE 19899, Attn: Gregory Taylor, and (iv) counsel for any statutory committee appointed in these cases so as to be received no later than 4:00 p.m. (Eastern Time) on May 1, 2019.

3.The Debtor is authorized, but not directed, to: (a) continue operating the Cash Management System, as described in the Motion; (b) honor its prepetition obligations related thereto; (c) continue to utilize and honor the Credit Cards, including any prepepetition amounts incurred thereunder; and (d) maintain its existing Business Forms, in each case subject to this Interim Order.

4.The Debtor is further authorized, in its sole discretion, to: (a) continue to use, with the same account numbers, the Bank Accounts in existence as of the Petition Date, including those accounts identified in the Motion; (b) use, in their present form, the Business Forms, as well as correspondence,

Exhibit 99.1

checks and other documents related to the Bank Accounts existing immediately before the Petition Date and thereafter, without reference to the Debtor’s status as debtor in possession; provided that once the Debtor’s preprinted correspondence, Business Forms (including letterhead) and existing checks have been used, the Debtor shall, when reordering, require the designation “Debtor in Possession” and the corresponding bankruptcy case number on all such documents; provided further that, with respect to checks and letterhead which the Debtor or its agents print themselves, the Debtor shall begin printing the “Debtor in Possession” legend and the bankruptcy case number on such items within ten (10) days of the date of entry of this Order; (c) treat the Debtor’s existing Bank Accounts for all purposes as accounts of the Debtor as debtor in possession; (d) deposit funds in and withdraw funds from the Bank Accounts by all usual means, including checks, wire transfers, and other debits; (e) pay the prepetition Bank Fees; and (f) pay any ordinary course Bank Fees incurred in connection with the Debtor’s existing Bank Accounts, and to otherwise perform its obligations under the documents governing the Debtor’s existing Bank Accounts, with all of the provisions of such agreements, including, without limitation, the termination and fee provisions, remaining in full force and effect.  Any requirements by the United States Trustee or otherwise to open separate debtor-in-possession accounts are waived, unless otherwise specified herein.

5.The Bank is authorized to debit the Debtor’s accounts in the ordinary course of business without need for further order of this Court for: (a) all checks drawn on the Bank Accounts that are cashed at the Bank or exchanged for cashier’s checks by the payees thereof prior to the Petition Date, (b) all checks or other items deposited in one of the Bank Accounts at the Bank prior to the Petition Date that have been dishonored or returned unpaid for any reason, together with any fees and costs in connection therewith, to the same extent the Debtor was responsible for such items prior to the Petition Date, and (c) all undisputed prepetition amounts outstanding as of the date hereof, if any, owed to any

Exhibit 99.1

Bank as fees or service charges for the maintenance of any aspect of the applicable Cash Management System.

6.The Bank is authorized to continue to maintain, service, and administer the Debtor’s existing Bank Accounts as accounts of the Debtor as debtor in possession, without interruption and in the ordinary course, and to receive, process, honor, and pay, to the extent of available funds, any and all checks, drafts, wires, credit card payments, and ACH transfers issued and drawn on the Debtor’s existing Bank Accounts after the Petition Date by the holders or makers thereof, as the case may be.  Within fifteen (15) days of the date of entry of this Order the Debtor shall (a) contact the Bank, (b) provide the Bank with the Debtor’s employer identification number and (c) identify each of its Bank Accounts held at the Bank as being held by a debtor in possession in a bankruptcy case, and provide the case number.

7.The Bank shall not honor or pay any bank payments drawn on the listed Bank Accounts or otherwise issued before the Petition Date for which the Debtor specifically issues stop payment orders in accordance with the documents governing such Bank Accounts.

8.In the course of providing cash management services to the Debtor, the Bank is authorized, without further order of this Court, to deduct the applicable fees from the appropriate accounts of the Debtor, and further, to charge back to the appropriate accounts of the Debtor any amounts resulting from returned checks or other returned items, including returned items that result from ACH transactions, wire transfers, or other electronic transfers of any kind, regardless of whether such items were deposited or transferred prepetition or postpetition and regardless of whether the returned items relate to prepetition or postpetition items or transfers.

9.Notwithstanding any other provision of this Interim Order, should the Bank honor a prepetition check or other item drawn on any account that is the subject of this Interim Order (a) at the direction of the Debtor to honor such prepetition check or item, (b) in a good faith belief that the Court has authorized such prepetition check or item to be honored, or (c) as the result of an innocent mistake

Exhibit 99.1

made despite implementation of customary item handling procedures, the Bank shall not be deemed to be nor shall be liable to the Debtor or its estate or otherwise be in violation of this Interim Order.

10.The Bank is further authorized to (a) honor the Debtor’s directions with respect to the opening and closing of any Bank Account and (b) accept and hold, or invest, the Debtor’s funds in accordance with the Debtor’s instructions; provided, however, that the Debtor’s Bank shall not have any liability to any party for relying on such representations to the extent such reliance otherwise complies with applicable law.

11.The Debtor is authorized to open any new Bank Accounts or close any existing Bank Accounts as it may deem necessary and appropriate; provided that either the Debtor or the Bank may, without further order of this Court, implement changes to the cash management systems and procedures in the ordinary course of business pursuant to terms of those certain existing deposit agreements, including, without limitation, the opening and closing of Bank Accounts; provided, however, that the Debtor gives notice within fifteen (15) days to the Office of the United States Trustee for the District of Delaware, counsel to the DIP Lender, and any statutory committees appointed in the chapter 11 case, except that the Debtor shall not be required to provide notice that it has opened a new Bank Account in connection with establishing utility deposits as provided in the Utility Motion (each as defined in the First Day Declaration); provided, further, however, that the Debtor shall open any such new Bank Account at banks that have executed a Uniform Depository Agreement with the Office of the United States Trustee for the District of Delaware, or at such banks that are willing to immediately execute such an agreement.

12.Notwithstanding anything contained in the Motion or this Interim Order, any payment or acts authorized to be made or taken by the Debtor herein shall be subject to the terms and conditions contained in any interim and/or final orders approving the DIP Facility and the use of cash collateral (each, a “DIP Order”), including any budgets in connection therewith, and to the extent there is any

Exhibit 99.1

inconsistency between the DIP Order and any action taken or proposed to be taken hereunder, the terms of the DIP Order shall control.

13.Notwithstanding the relief granted in this Interim Order and any actions taken pursuant to such relief, nothing in this Interim Order shall be deemed: (a) an admission as to the validity of any prepetition claim against a Debtor entity; (b) a waiver of the Debtor’s right to dispute any prepetition claim on any grounds; (c) a promise or requirement to pay any prepetition claim; (d) an implication or admission that any particular claim is of a type specified or defined in this Interim Order or the Motion; (e) a request or authorization to assume any prepetition agreement, contract, or lease pursuant to section 365 of the Bankruptcy Code; or (f) a waiver of the Debtor’s rights under the Bankruptcy Code or any other applicable law.

14.The contents of the Motion satisfy the requirements of Bankruptcy Rule 6003(b).

15.Notice of the Motion as provided therein shall be deemed good and sufficient notice of such Motion and the requirements of Bankruptcy Rule 6004(a) and the Local Rules are satisfied by such notice.

16.Notwithstanding Bankruptcy Rule 6004(h), the terms and conditions of this Interim Order are immediately effective and enforceable upon its entry.

17.The Debtor is authorized to take all actions necessary to effectuate the relief granted in this Interim Order in accordance with the Motion.

18.This Court retains exclusive jurisdiction with respect to all matters arising from or related to the implementation, interpretation, and enforcement of this Interim Order.

Exhibit 99.1

April 16 , 2019 Wilmington, Delaware	/s/ Brendan L. Shannon THE HONORABLE BRENDAN L. SHANNON UNITED STATES BANKRUPTCY JUDGE

Exhibit 99.1

Accounts – Held in name of Achaogen, Inc.

AR Account (USD) Silicon Valley Bank Account XXXXXX5720 Collection account for customer payments As necessary Operating Account (USD) Silicon Valley Bank Account XXXXXX4224 Disbursement account for funding payroll and operations Swept Daily As Necessary Sweep Account (USD) Silicon Valley Bank Account XXXXXX3256 As Necessary Money Market Account (USD) Silicon Valley Bank Account XXXXXX4403 Collateral account for the prepetition Secured Loan with SVB Investment Account (USD) Silicon Valley Bank Account XXXXXX3753 Investment account Account managed by SVB Asset Management Money Market Account (USD) Silicon Valley Bank Account XXXXXX6905 Collateral account for office lease

Legend: = debtor entity bank account = automatic transfer = manual transfer

Exhibit 99.1

Exhibit 3

Schedule of Retainers Paid to Professionals

In re: Achaogen, Inc.	Case No. 19-10844

SCHEDULE OF RETAINERS PAID TO PROFESSIONALS

(This schedule is to include each Professional paid a retainer1)

	Wire / ACH
Payee	Date	Number	Name of Payor	Amount(2)	Amount Applied to Date	Balance
Hogan Lovells US LLP	4/12/2019	Wire: 14201160	Achaogen, Inc.	$1,750,000	$1,021,373	$728,627

Meru, LLC	4/12/2019	Wire: 14210383	Achaogen, Inc.	$250,000	$1,379	$248,621

Morris, Nichols, Arsht & Tunnell, LLP	4/12/2019	Wire: 14149221	Achaogen, Inc.	$145,000	$53,446	$91,554

Alvarez & Marsal Holdings, LLC	4/2/2019	Wire: 14149221	Achaogen, Inc.	$50,000	$-	$50,000

Kurtzman Carson Consultants LLC	4/4/2019	ACH: 15869	Achaogen, Inc.	$35,000	$-	$35,000
TOTAL				$2,230,000	$1,076,198	$1,153,802
(1) Identify all Evergreen Retainers
(2) Retainer balances are as of the filing of the petition.